UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 09, 2008 (Date of earliest event reported)
Finisar Corp. (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-27999 (Commission File Number)	94-3038428 (IRS Employer Identification Number)

1389 Moffett Park Dr. (Address of principal executive offices)		94089 (Zip Code)
408-542-5051 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On December 9, 2008, Finisar Corporation ("Finisar") issued a press release (the "Press Release") in which Finisar announced the financial results for its first fiscal quarter ended November 2, 2008. The announcement was reported on Form 8-K on December 9, 2008, and the full text of the Press Release was attached as an exhibit to that Form 8-K report. Finisar also conducted a conference call on December 9, 2008 to discuss these results and respond to questions from analysts. A transcript of the prepared remarks and the subsequent questions and answers for the conference call is attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Finisar Corp. dated December 09, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 09, 2008	FINISAR CORP. By: /s/ Steve Workman Steve Workman Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Finisar Corp. dated December 09, 2008